Exhibit 99.2

Renasant Corporation Acquisition of The First Bancshares, Inc. July 29, 2024

Forward-Looking Statements & Other Disclaimers Cautionary Statement Regarding Forward-Looking Statements Statements included in this presentation which are not historical in nature or do not relate to current facts are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements are based on, among other things, Renasant Corporation (the “Company” or “RNST”) management’s and The First Bancshares, Inc. (“The First” or “FBMS”) management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and the Company and The First. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements may include the proposed offering of the Company’s common stock and expectations relating to the anticipated opportunities and financial and other benefits of the business combination transaction between the Company and The First, and the projections of, or guidance on, the Company’s or the combined company’s future financial performance, asset quality, liquidity, capital levels, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Company’s business or financial results. The Company and The First caution readers that forward-looking statements are subject to certain risks and uncertainties that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks and uncertainties include, among others, the following possibilities: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement entered into between the Company and The First; the outcome of any legal proceedings that may be instituted against the Company or The First; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the business combination transaction) and shareholder approvals or to satisfy any of the other conditions to the business combination transaction on a timely basis or at all; the possibility that the anticipated benefits of the business combination transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where the Company and The First do business; the possibility that the business combination transaction may be more expensive to complete than anticipated; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the business combination transaction; changes in the Company’s share price before the closing of the business combination transaction; risks relating to the potential dilutive effect of shares of the Company common stock to be issued in the business combination transaction or in the proposed offering of the Company’s common stock; and other factors that may affect future results of the Company, The First and the combined company. Additional factors that could cause results to differ materially from those described above can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, The First’s Annual Report on Form 10-K for the year ended December 31, 2023, and in other documents the Company and The First file with the U.S. Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www.sec.gov. All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by the cautionary statements contained or referred to herein. If one or more events related to these or other risks or uncertainties materialize, or if the Company’s or The First’s underlying assumptions prove to be incorrect, actual results may differ materially from what the Company and The First anticipate. The Company and The First caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made and are based on information available at that time. Neither the Company nor The First assumes any obligation to update or otherwise revise any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. Market and Industry Data Unless otherwise indicated, market data and certain industry forecast data used in this presentation were obtained from third party sources and other publicly available information. Data regarding the industries in which the Company and The First compete and their respective market position and market share within these industries are inherently imprecise and are subject to significant business, economic and competitive uncertainties beyond the Company’s control. In addition, assumptions and estimates of the future performance of the Company’s industries are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause future performance to differ materially from assumptions and estimates. Company and The First Data Data about the Company provided in this presentation, including financial information, has been prepared by Company management. Data about The First provided in this presentation, including financial information, has been obtained from The First management and its public filings with the SEC. Combined Franchise Forward-Looking Data Neither the Company’s nor The First’s independent registered public accounting firms have studied, reviewed or performed any procedures with respect to the combined franchise forward-looking financial data for the purpose of inclusion in this presentation, and, accordingly, neither have expressed an opinion or provided any form of assurance with respect thereto for the purpose of this presentation. These combined franchise forward-looking financial data are for illustrative purposes only and should not be relied on as necessarily being indicative of future results. The assumptions and estimates underlying the combined franchise forward-looking financial data are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information, including those in the “Forward-Looking Statements” disclaimer above. Combined franchise forward-looking financial data is inherently uncertain due to a number of factors outside of the Company’s or The First’s control. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the combined company after the proposed acquisition or that actual results will not differ materially from those presented in the combined franchise forward-looking financial data. Inclusion of combined franchise forward-looking financial data in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Non-GAAP Financial Measures This presentation includes certain financial measures derived from consolidated financial data but not presented in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company believes that these non-GAAP measures, when taken together with its financial results presented in accordance with GAAP, provide meaningful supplemental information regarding its operating performance and facilitate internal comparisons of its historical operating performance on a more consistent basis These non-GAAP financial measures however are subject to inherent limitations, may not be comparable to similarly titled measures used by other companies and should not be considered in isolation or as an alternative to GAAP measures. Please refer to the Appendix for reconciliations of the non-GAAP financial measures to their most directly comparable GAAP financial measures. 2

Today’s Speakers Mitch Waycaster Hoppy Cole Chief Executive Officer and Executive Vice Chairman Chief Executive Officer and Chairman Kevin Chapman Dee Dee Lowery President and Chief Operating Officer Chief Financial Officer, Executive Vice President Jim Mabry Chief Financial Officer, Senior Executive Vice President David Meredith Chief Credit Officer, Senior Executive Vice President 3

Transaction Highlights

Strong Strategic Partner

- Creates a leading Southeast bank with ~$25 billion in combined assets
- Familiarity and culture mitigate risk
- Strengthens demographic profile and adds density

Sound FBMS Fundamentals

- Granular and diverse core deposit base
- Strong credit metrics
- Excess liquidity

Financially Compelling

- Accelerates profitability improvement
- Meaningful EPS accretion
- Capital ratios well-positioned



Arkansas
Tennessee
North Carolina
Mississippi
Alabama
Georgia
South Carolina
Louisiana
Florida
Branches
RENASANT | 161
TheFirst | 111

Combined Highlights

~$25B	~$18B	~$21B	30%+	1.3%
Assets	Loans	Deposits	2025E EPS Accretion(1)	2025E ROAA(1)

4

Note: Data as of June 30, 2024.
(1) Inclusive of assumptions detailed on slide 13. For illustrative purposes, assumes transaction closes on January 1, 2025 and assumes fully phased-in cost savings.

Top-Quartile Financial Performer Peers include publicly traded banks $10 - $50B in assets headquartered in the Southeast(1) 1.8% 1.8% 1.4% 1.3% 1.3% 1.2% 1.2% 1.2% 1.1% 1.0% 1.0% 1.0% 1.0% 0.9% 0.9% 2025E 0.7% 0.7% ROAA(2) ~40+ bps improvement Combined Standalone 16% 16% 15% 14% 13% 13% 13% 12% 12% 12% 12% 11% 11% 11% 10% 2025E 9% 9% (2) ~550+ bps ROATCE improvement Combined Standalone 63% 65% 65% 66% 56% 57% 57% 58% 58% 59% 60% 61% 53% 53% 44% 2025E 35% 35% Efficiency ~1,000+ bps Ratio(2) improvement Combined Standalone Source: S&P Global Market Intelligence. Note: Market data as of July 26, 2024. Peer estimates are based on current consensus analyst estimates; RNST consensus estimates as of July 22, 2024. 5 (1) Southeast defined as Alabama, Arkansas, Florida, Georgia, Louisiana, Mississippi, North Carolina, South Carolina, and Tennessee. Excludes banks with announced transactions that result in combined organizations over $50 billion in assets. (2) Inclusive of assumptions detailed on slide 13. Assumes fully phased-in cost savings in first year after closing. For illustrative purposes, assumes transaction closes on January 1, 2025.

Stronger Balance Sheet Peers include publicly traded banks $10 - $50B in assets headquartered in the Southeast(1) 2.0% 1.7% 1.6% 1.6% 1.6% 1.5% 1.4% 1.4% 1.4% 1.4% 1.3% 1.3% 1.3% ACL / 1.2% 1.2% 1.1% 0.9% Loans HFI(2) Standalone Combined 11% 8% 7% 6% Cash / 5% 5% 5% 5% 5% 5% 5% 5% ~600+ bps 4% Assets(3) 3% improvement 2% 2% 1% Combined Standalone 93% 96% 98% 82% 83% 85% 85% 86% 86% 87% 88% 88% 89% 89% 77% 79% 79% Loans HFI / Deposits ~200+ bps improvement Combined Standalone Source: S&P Global Market Intelligence. Note: Peer data as of June 30, 2024. RNST Standalone and Combined data as of June 30, 2024. Excludes purchase accounting adjustments. (1) Southeast defined as Alabama, Arkansas, Florida, Georgia, Louisiana, Mississippi, North Carolina, South Carolina, and Tennessee. Excludes banks with announced transactions that result in combined organizations over $50 billion in assets. 6 (2) Assumes 1.50% Allowance for Credit Losses on FBMS loan portfolio consistent with assumed post-closing ACL. (3) Assumes FBMS securities portfolio sold and held in cash.

Strengthens Demographics Combined Deposits by State(3) Creates scale along I-10 corridor with added exposure to Louisiana Tennessee 3% Atlanta and South Georgia 8% Florida 9% 12 overlapping MSAs with over $7.5 billion in combined Mississippi deposits(1) Alabama 37% 14% Georgia Greater density provides opportunity for efficiency 30% improvements Projected Population Growth(2) Combined Loans by State(3) Louisiana 4% 3.1% Tennessee 10% Mississippi 1.9% 21% Florida 13% Georgia 29% Alabama 23% Source: S&P Global Market Intelligence. (1) FDIC deposit data as of June 30, 2023. 7 (2) Projected MSA population growth between 2024 and 2029. (3) Data as of June 30, 2024. Excludes purchase accounting adjustments.

Core Deposits in Key Markets

Florida + I-10 Corridor



$3.2B Combined Deposits

- **Expansion along I-10 Corridor from Jacksonville to Baton Rouge**

Market	Franchise Deposits ($M)
FL I-10 Corridor	$1,371
North Central FL	424
Greater Mobile	785
Louisiana	640

Georgia



$5.8B Combined Deposits

- **Atlanta MSA**
  - Largest market ($3.2B in deposits)
  - 34 locations
- **South Georgia**
  - $1.1B in deposits
  - 16 locations
- **Coastal / Southeast Georgia**
  - $0.6B in deposits
  - 10 locations

Mississippi



$8.2B Combined Deposits

- **#4 State Deposit Market Share**
- **>10% Deposit Market Share**
  - State of Mississippi
  - Tupelo MSA
  - Gulfport-Biloxi MSA
  - Hattiesburg MSA
- **Community Markets** (non-MSA counties)
  - Top 3 market share in 75% of markets

Source: S&P Global Market Intelligence.
Note: Combined figures based on the FDIC deposit data as of June 30, 2023. Excludes purchase accounting adjustments. Refer to appendix slide 24 for geographic definitions.

8

Low-Cost Deposit Franchise Cost of Total Deposits Q2 2024 Cost of Total Deposits SE Publicly Traded 2.51% (1) 2.43% Banks $10-$50B 2.34% (2) Combined 2.25% 2.16% 2.47% 2.35% 2.17% 1.86% 1.78% 1.78% 1.98% 1.54% 1.50% 1.34% 1.21% 1.03% 0.99% 0.91% 0.72% Q2 2024 NIB / Deposits (%) 0.44% 0.52% 28.2% 0.51% 25.9% 0.19% 0.18% 0.21% 24.8% 0.17% 22.7% 0.18% 0.17% 0.15% 0.20% 0.15% 0.14% 0.14% 4Q’21 1Q’22 2Q’22 3Q’22 4Q’22 1Q’23 2Q’23 3Q’23 4Q’23 1Q’24 2Q’24 (2) (1) Combined Median SE Public RNST FBMS Median SE Public Banks $10-$50B (1) Banks $10-$50B Source: S&P Global Market Intelligence. Note: Data as of June 30, 2024. (1) Publicly traded banks with $10-50B in assets headquartered in the Southeast. Southeast defined as Alabama, Arkansas, Florida, Georgia, Louisiana, Mississippi, North Carolina, South Carolina, and Tennessee. Excludes banks with 9 announced transactions that result in combined organizations over $50 billion in assets. (2) Combined metrics exclude purchase accounting adjustments.

Loan and Deposit Composition Combined(1) Consumer & Other Consumer & Other Consumer & Other 4% 3% 4% C&D C&D C&D C&I C&I C&I 12% 12% 12% 12% 13% 13% s Non- 1-4 Family Non- 1-4 Family Non- 1-4 Family Loan OOCRE 22% OOCRE 28% 22% OOCRE 26% 24% 24% OOCRE OOCRE OOCRE Multifamily 16% 13% 25% Multifamily 3% Multifamily 7% 5% Time Non- Time Time Non- Non-19% Interest 17% 18% Interest Interest Bearing Bearing Bearing Deposits 25% 28% 26% Non-Time Non-Time Non-Time Interest Interest Interest Bearing Bearing Bearing 55% 56% 56% Source: S&P Global Market Intelligence. 10 Note: Dollars in millions. Data as of June 30, 2024. Includes Loans HFS. (1) Combined metrics exclude purchase accounting adjustments.

Due Diligence Overview 19 acquisitions since 2010 between the two management teams Comprehensive Process Involving ~70 RNST Associates Supported by 3rd Party Firms. Diligence Focused on: Loan Review Coverage 100% of Commercial Over $1.5 million Risk Consumer Commercial Finance, Tax & Management Banking Banking Accounting 84% of Office, 100% of Office Over $500 thousand 83% of Multifamily Commercial Internal Audit Human Regulatory & Real Estate & Legal Capital Compliance 82% of Nonaccrual Marketing & Credit Specialty Information 87% of Criticized, 100% of Criticized Over $500 thousand Communication Underwriting Lending Technology & & CECL Operations 11

Acquisition Structure & Key Terms Transaction Highlights Pricing(1) & Multiples Structure FBMS to merge with and into RNST Purchase $1.2 billion aggregate consideration Price $37.09 per FBMS common share Fixed exchange ratio of 1.00x RNST shares for each FBMS Consideration common share 1.84x 2Q 2024 TBVPS FBMS options to receive cash Transaction 14.0x 2025E Consensus EPS Multiples 9.2x 2025E Consensus EPS with fully phased-in cost savings Pro Forma 65% RNST 8.3% core deposit premium Ownership(2) 35% FBMS Market 20% market premium Premium FBMS’s CEO, Hoppy Cole, will join the bank as Senior EVP Management & Board of Cole and 3 independent FBMS directors will be appointed to Directors RNST board and Renasant Bank Board; 2 additional independent directors to Renasant Bank board Community 5-year, $10.3 billion plan focused on Home Ownership, Support Small Businesses and Community Development Required Customary regulatory approval and both RNST and FBMS Approvals shareholder approvals 12 (1) Based on RNST’s closing price of $37.09 and FBMS’s closing price of $30.80 as of July 26, 2024. (2) Excludes equity offering.

Key Financial Assumptions

Transaction Close	• 1H 2025
Standalone Estimates	• Based on consensus estimates through 2025, as of July 22, 2024, with 5% annual net income growth thereafter for both RNST and FBMS
Cost Savings	• 30% of FBMS's 2025 noninterest expense • 40% realization in 2H 2025 and 100% thereafter
Merger Charges	• $75 million after-tax merger charges • Fully reflected in TBV dilution at closing
Core Deposit Intangible	• 3.0% core deposit intangible amortized 10 years sum of the years digits
Allowance for Credit Losses & Loan Credit Mark	• 1.50% ACL established on portfolio – 35% of ACL allocated to PCD loans and established at close – 65% of ACL allocated to non-PCD loans and established through provision following close • Accretable loan credit mark of $48 million, net of remaining existing marks

Interest Rate Marks[1]	• 3.6% loan interest rate write-down, or $189 million • $40 million HTM securities write-down • Deposit, subordinated debt, trust preferred write-down of $8.5 million
Other Assumptions	• FBMS securities portfolio is sold and reinvested in higher yielding assets at close • Fixed asset write-up of $18.5 million • ~$10 million annual pre-tax reduction in noninterest income related to Durbin interchange impact and certain other consumer fees
Insurance Divestiture	• Includes after-tax gain on sale of RNST insurance subsidiary of $36.4 million • After-tax earnings loss of ~$3 million annually
Capital	• Assumes base common equity offering of $150 million and exercise of 15% option • Assumes that Trust Preferred securities receive Tier 2 regulatory capital treatment post-closing
Revenue Synergies	• Identified but not modeled

13

(1) Marks rolled forward to close estimated as of June 30, 2025.

Estimated Financial Metrics Per Share Metrics Forward Profitability Metrics With Rate Marks Without Rate Marks(1) 1.3% 16% 56% 32% 17% 2025E ROAA 2025E ROATCE 2025E Efficiency Ratio 2025E EPS 2025E EPS Accretion Accretion Estimated Capital and Liquidity Metrics at Close (14%) (9%) TBV Dilution TBV Dilution 8.4% 8.9% 10.8% 14.8% TCE / TA Leverage CET1 Total RBC 3.4 Yrs 3.0 Yrs 19% 86% 82% 278% TBV Earnback TBV Earnback Cash & Securities Loans HFI / C&D CRE / Assets(2) Deposits(2) Concentration Concentration Note: Market data as of July 26, 2024. Unless otherwise noted, metrics are inclusive of assumptions detailed on slide 13. For illustrative purposes, 2025 EPS accretion and profitability metrics assume transaction closes on January 1, 2025 and assume fully phased-in cost savings. (1) Excludes the impact of interest rate marks on loans, deposits, subordinated debt and trust preferred detailed on slide 13. (2) Combined data as of June 30, 2024. Excludes purchase accounting adjustments. 14

Benefits to Stakeholders Customers Employees Communities Shareholders Ability to better serve clients Long-term, dedicated teams with Committed to the communities Projected 30%+ earnings through larger lending base like-minded cultures that the banks serve accretion(1) and enhanced products and services Expands presence in growth markets Convenience of expanded Anticipated retention of key Proven and experienced branch network across 6 states employees and management leadership and over 250 branches Accelerates profitability progress Both banks operate as Advanced opportunities for Both entities maintain a community banks emphasizing career development satisfactory CRA rating local relationships Strong capital generation 15 (1) Inclusive of assumptions detailed on slide 13. For illustrative purposes, assumes transaction closes on January 1, 2025 and assumes fully phased-in cost savings.

Community Benefits Plan Renasant is committed to a $10.3 billion, five-year plan to foster economic growth, access to financial services and inclusion in Renasant and The First’s combined footprint, following the merger closing. Highlights of the Plan include the following commitments over the five-year plan period: Mortgage Small Business $3.0 billion in residential mortgage loans in low and $3.2 billion in loans to small businesses moderate-income (“LMI”) tracts Focus on minority borrowers in LMI and majority-minority census tracts Target businesses below $1 million in gross annual $7.5 million committed to down payment assistance to revenue and/or located in LMI or majority-minority census these borrowers tracts Community Development Philanthropy and Outreach $4.0 billion in CRA-qualified community development $15.0 million in CRA-eligible (or related) donations loans and investments Contributions to HBCUs Targeted marketing and communications to support Affordable housing and community services aimed at outreach about mortgage, small business and community revitalizing LMI geographies development offerings 16

Enhancing Shareholder Value Meaningful profitability improvement Greater density and better demographics Familiarity and cultural similarities mitigate risk Stronger capital and liquidity enables continued growth 17

Appendix

Overview Ticker: FBMS (NYSE) â”,HQ: Hattiesburg, MS Financial Highlights $8.0B $5.3B $6.6B Franchise Highlights: Assets Loans HFI Deposits –5th largest bank headquartered in MS 0.99% 1.78% 3.32% –Operations in 5 states ROAA Cost of Deposits NIM –Granular loans and deposits 61.1% 0.26% 0.04% –Low-cost funding base Efficiency Ratio NPAs / Assets NCOs / Avg. Loans –Limited wholesale funding 79.2% ~$237k ~$23k –Strong asset quality Loans / Deposits Avg. Loan Size Avg. Deposit Size(1) Source: S&P Global Market Intelligence. 19 Note: Data as of and for the three months ending June 30, 2024. (1) Excludes public funds and ICS accounts.

Illustrative Combined Earnings Accretion Reconciliation Illustrative Fully Phased-In 2025E EPS Accretion(1) Dollars in millions, except per share data 2025E RNST Earnings (Consensus Estimates) $157 FBMS Earnings (Consensus Estimates) 84 Combined Earnings $240 Fully Phased-in Cost Savings $44 Accretion of Interest Rate Marks 39 Accretion of Non-PCD Credit Mark 9 Incremental Income on Securities Portfolio Sale & Securities Reinvestment 30 Amortization of Core Deposit Intangibles (24) Other Adjustments(2) 1 Combined Earnings $340 Standalone Avg. Diluted Shares Outstanding (Millions) 57 Standalone EPS $2.77 Combined Avg. Diluted Shares Outstanding (Millions) 93 Combined EPS $3.65 EPS Accretion ($) $0.88 EPS Accretion (%) 32% 20 (1) For illustrative purposes, assumes transaction closes January 1, 2025, cost savings are fully phased-in and excludes one-time deal cost expense. (2) Includes net opportunity cost of cash, elimination of existing target CDI amortization, lost interchange income related to Durbin Amendment, and other immaterial adjustments.

Tangible Book Value Dilution Reconciliation Tangible Book Value Dilution Detail Calculation of Intangibles Created Million of Common $ Millions Shares $ Per Share $ Millions RNST Tangible Book Value at Close (6/30/2025) $1,475 56 $26.17 Aggregate Transaction Value $1,160 Equity Consideration to FBMS 1,157 31 FBMS Tangible Common Equity at Close (6/30/2025) 716 Common Issuance(1) 162 5 (Less) Restructuring Costs Attributable to FBMS 38 Insurance Sale 36 Adjusted FBMS Tangible Common Equity 678 Core Deposit Intangibles (166) Net Credit Mark (20) Goodwill Created (512) Rate Marks (221) Restructuring Costs Associated with RNST (38) Fixed Asset Net Write Up 18 Credit & Other Adjustments (38) Core Deposit Intangible 166 Combined Tangible Book Value $2,078 93 $22.40 Net Adjustments (57) RNST Tangible Book Value Per Share Dilution ($) ($3.76) Net Deferred Tax Asset / (Liability) Created 26 RNST Tangible Book Value Per Share Dilution (%) (14.4%) Goodwill Created $512 TBVPS Earnback (Years) 3.4 2 21 (1) Assumes $150 million common equity capital raise (including exercise of 15% option).

Combined Non-OO CRE Portfolio Other 2% Warehouse / Hotels Total Portfolio: $5.3 billion Industrial 13% 14% Senior Housing 7% Multi-Family 19% Average loan size: ~$1.7 million Self Storage 9% Office - Medical Weighted average LTV: 56% 7% Retail Office - Non-Medical 19% 10% Note: Data as of June 30, 2024. Data represents term loans only. Excludes purchase accounting adjustments. 22

Combined C&D Portfolio Senior Other Housing 4% 1% 1-4 Family Total Portfolio: $2.2 billion Land 18% Development 17% Commercial Owner-Occupied 4% Hotels Average loan size: ~$600 thousand 2% Warehouse / Industrial 7% Self Storage Multi-Family Weighted average LTV: 60% 7% 29% Retail 5% Office 6% Note: Data as of June 30, 2024. Excludes purchase accounting adjustments. 23

Geographic Definitions Florida I-10 Corridor includes Tallahassee, Pensacola-Ferry Pass-Brent, Crestview-Fort Walton Beach-Destin, Panama City-Panama City Beach and Jacksonville MSAs. North Central Florida includes Tampa, Gainesville, Lake City, and Ocala MSAs. Greater Mobile includes Mobile and Daphne-Fairhope-Foley MSAs. Louisiana markets along the I-10 corridor include New Orleans-Metairie, Baton Rouge, Hammond and Slidell-Mandeville-Covington MSAs. South Georgia includes Albany MSA, Valdosta MSA, Tifton MSA, Moultrie MSA, Thomasville MSA, Baker County, Clinch County and Cook County. Coastal / Southeast Georgia includes Brunswick-St. Simons, Kingsland, Hinesville and Savannah MSAs. Note: Refers to information on slide 8. 24

Additional Information Important Additional Information In connection with the proposed transaction, the Company will file with the SEC a registration statement on Form S-4 (the “registration statement”), which will contain a joint proxy statement of the Company and The First and a prospectus of the Company (the “joint proxy statement/prospectus”), and each of the Company and The First may file with the SEC other relevant documents regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY AND IN THEIR ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY THE COMPANY AND THE FIRST, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE FIRST AND THE PROPOSED TRANSACTION. When final, a definitive copy of the joint proxy statement/prospectus will be mailed to the Company and The First shareholders. Investors and security holders will be able to obtain the registration statement and the joint proxy statement/prospectus, as well as other filings containing information about the Company and The First, free of charge from the Company or The First or from the SEC’s website when they are filed. The documents filed by the Company with the SEC may be obtained free of charge at the Company’s website, at www.renasant.com, by requesting them by mail at Renasant Corporation, 209 Troy Street, Tupelo, Mississippi 38804, Attention: Corporate Secretary, or by telephone at (662) 680-1001. The documents filed by The First with the SEC may be obtained free of charge at The First’s website, at www.thefirstbank.com, or by requesting them by mail at The First Bancshares, Inc., 6480 U.S. Highway 98 West, Suite A, Hattiesburg, Mississippi 39402, Attention: Corporate Secretary. Participants in the Solicitation The Company and The First and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company or The First in respect of the proposed transaction. Information about the Company’s directors and executive officers is available in the Company’s proxy statement dated March 13, 2024, for its 2024 Annual Meeting of Shareholders, and other documents filed by the Company with the SEC. Information about The First’s directors and executive officers is available in The First’s proxy statement dated April 10, 2024, for its 2024 Annual Meeting of Shareholders, and other documents filed by The First with the SEC. Other information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company or The First as indicated above. No Offer or Solicitation This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed merger of the Company and The First, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act. 25